Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB of Genesis Bioventures, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         /s/ E.  Greg  McCartney
                                                         -----------------------
                                                         E.  Greg  McCartney
                                                         Chief Executive Officer

                                                         Dated: April 14, 2004


                                                         /s/ T.J. Louis McKinney
                                                         -----------------------
                                                         T.J.  Louis  McKinney
                                                         Chief Financial Officer

                                                         Dated: April 14, 2004


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